United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2015

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BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 210
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))
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EXPLANATORY NOTE

This Amendment No. 2 to Current Report on Form 8-K (“Amendment No. 2”) is being filed to amend the Current Report on Form 8-K dated July 1, 2015, as amended by Amendment No. 1 dated September 15, 2015 (the “Form 8-K”), filed with the Securities and Exchange Commission by BNC Bancorp (“BNC”) to replace and supersede the unaudited pro forma combined consolidated financial information as of and for the six months ended June 30, 2015 furnished under Item 9.01 of the Form 8-K as Exhibit 99.4 thereto relating to BNC’s previously announced merger with Valley Financial Corporation. Except for the foregoing change, this Amendment No. 2 does not otherwise amend the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.4	Unaudited pro forma combined consolidated financial information as of and for the six months ended June 30, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2015

BNC BANCORP

By: /s/ David B. Spencer
Name: David B. Spencer
Its: Senior Executive Vice President
& Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.        Description of Exhibit
Exhibit 99.4        Unaudited pro forma combined consolidated financial information as of and for the six months ended June 30, 2015.

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